UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

THE X-CHANGE CORPORATION
 (Exact Name of Registrant as Specified in Charter)

(Exact name of registrant as specified in its charter)

Nevada	002-41703	90-0156146
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

710 Century Parkway, Allen, Texas	75013
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (972) 747-0051

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 9, 2009 Kathleen Hanafan resigned as President, Chief Executive Officer and Chief Operating Officer of X-Change Corporation (the “Company”), effective upon the filing of this Form 8-k.  In addition, W. Chris Mathers resigned as Chief Financial Officer of the Company.

On February 9, 2009, Fred Zeidman, James Farr and Katheen Hanafan resigned as directors of the Company.  In addition, Fred Zeidman resigned as chairman of the board.

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-CHANGE CORPORATION

By:	/s/ Kathleen Hanafan
Kathleen Hanafan
President and Chief Executive Officer

DATE: February 10, 2009